UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2014

JUHL ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	20-4947667
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1502 17th Street SE
Pipestone, MN	56164
(Address of principal executive offices)	(Zip code)

507.777.4310

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

JUHL ENERGY, INC.

TABLE OF CONTENTS

		Page

Item 1.01	Entry into a Material Definitive Agreement	2

Item 3.02	Unregistered Sales of Equity Securities	3

Item 9.01	Exhibits	3

Forward-Looking Statements

This report includes forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 including statements that reflect Juhl Energy’s current expectations about its future results, performance, prospects and opportunities. Juhl Energy has tried to identify these forward-looking statements by using words and phrases such as “may,” “will,” “expects,” “anticipates,” “believes,” “intends,” “estimates,” “plan,” “should,” “typical,” “preliminary,” “hope,” or similar expressions. These forward-looking statements are based on information currently available to Juhl Energy and are subject to a number of risks, uncertainties and other factors that could cause Juhl Energy’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements and specifically those statements referring to the projects mentioned herein.  New projects are subject to large, third party risks that may not be in control of Juhl Energy including the timing of funding and actual construction. Revenue estimates for all wind farms owned and operated by Juhl Energy Inc. are subject to variations due to turbine availability, actual wind available on an annual basis and other operating risks outlined in company filings.  These risks are described from time to time in Juhl Energy’s SEC filings; and such factors as incorporated by reference.

Item 1.01     Entry into a Material Agreement

Entry into Asset Purchase Agreement

Effective February 5, 2014 (the “Closing Date”), Juhl Energy, Inc., a Delaware corporation (the “Company”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) with PV Power, Inc., a Delaware corporation, (“Seller”), which provides to its customers technology for planning and pricing materials for solar installers and direct sales of solar PV (photovoltaic) products in North America (the “Business”). Pursuant to the Asset Purchase Agreement, the Company purchased Seller’s assets, properties and rights related to Seller’s Business, except for the excluded assets, as set forth in the Asset Purchase Agreement (the “Purchased Assets”).

In consideration for the purchase of the Purchased Assets, the Company issued 600,000 shares of its unregistered common stock (the “Share Consideration”). Further, as partial consideration for the Purchased Assets, Company assumed certain liabilities of the Seller, as set forth in the Asset Purchase Agreement.

Prior to the transaction described herein, Juhl Renewable Assets, Inc. (“JRA”), a subsidiary of the Company, made an investment in the Seller, and currently owns approximately 11.78% of Seller.  Upon an anticipated future liquidation of Seller, the Company expects to receive a portion of the Share Consideration back through JRA’s ownership interest in Seller. Upon receipt of such shares, the Company will retire them.

The foregoing description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement, a form of which is attached hereto as Exhibit 10.1, and is incorporated herein in its entirety by reference.

Item 3.02     Unregistered Sales of Equity Securities

The information relating to the Asset Purchase Agreement contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The sole purchaser in connection with the Asset Purchase Agreement was an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)), and the Company sold the securities in reliance upon an exemption from registration contained in Section 4(2) and Rule 506 under the Securities Act. The securities sold may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01     Financial Statements and Exhibits

Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description

10.1	Form of Asset Purchase Agreement, effective as of February 5, 2014 by and between Juhl Energy, Inc. and PVPower, Inc. (excluding exhibits and schedules)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 10, 2014	JUHL ENERGY, INC.

	By:	/s/ John Mitola
John Mitola
President

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